Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Mar 29,	Dec 29,	Sep 29,	Jun 30,	Mar 31,	Dec 30,
	2008	2007	2007	2007	2007 (a)	2006(b)

Chicken Sales:
United States
Prepared Foods:
Foodservice	$497,757	$523,069	$532,163	$493,872	$489,046	$382,563
Retail	$133,821	$118,757	$133,466	$147,835	$134,205	$95,964
Total Prepared Foods	$631,578	$641,826	$665,629	$641,707	$623,251	$478,526

Fresh Chicken:
Foodservice	$617,341	$626,209	$646,305	$670,203	$632,163	$331,386
Retail	$264,414	$243,618	$269,095	$298,055	$286,679	$121,830
Total Fresh Chicken	$881,755	$869,827	$915,401	$968,258	$918,841	$453,216
Export and Other
Export:
Prepared Foods	$22,733	$21,614	$21,466	$24,358	$19,555	$17,937
Chicken	$181,784	$190,001	$197,192	$168,514	$116,398	$77,324
Total Export	$204,517	$211,615	$218,659	$192,872	$135,953	$95,261
Other Chicken By Products	$5,118	$4,873	$4,937	$6,481	$5,417	$3,945
Total Export and Other	$209,635	$216,488	$223,596	$199,353	$141,370	$99,206
Total U.S. Chicken	$1,722,967	$1,728,142	$1,804,625	$1,809,318	$1,683,462	$1,030,949

Mexico:	$127,312	$120,998	$122,875	$131,637	$111,046	$122,909
Total Chicken Sales	$1,850,279	$1,849,140	$1,927,500	$1,940,954	$1,794,508	$1,153,857

Total Prepared Foods	654,311	663,440	687,095	666,065	642,806	496,464

Turkey Sales:
Prepared Foods:
Foodservice
Retail
Total Prepared Foods

Fresh Turkey:
Foodservice
Retail
Total Fresh Turkey
Export and Other
Export:
Prepared Foods
Turkey
Total Export
Other Turkey By Products
Total Export and Other
Total Turkey Sales

Total Prepared Foods

Sale of Other Products
U.S.	$243,908	$190,389	$179,001	$157,792	$188,671	$135,650
Mexico	$6,607	$7,824	$8,470	$5,753	$4,006	$2,449
Total Other Products	$250,515	$198,213	$187,471	$163,545	$192,677	$138,100
Total Net Sales	$2,100,794	$2,047,353	$2,114,971	$2,104,499	$1,987,185	$1,291,957

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 12/30/2006.

	Mar 29,	Dec 29,	Sep 29,	Jun 30,	Mar 31,	Dec 30,
	2008	2007	2007	2007	2007 (a)	2006(b)

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	28.9%	30.2%	29.5%	27.3%	29.0%	37.2%
Retail	7.8%	6.9%	7.4%	8.2%	8.0%	9.3%
Total Prepared Foods	36.7%	37.1%	36.9%	35.5%	37.0%	46.5%

Fresh Chicken:
Foodservice	35.8%	36.2%	35.8%	37.0%	37.6%	32.1%
Retail	15.3%	14.1%	14.9%	16.5%	17.0%	11.8%
Total Fresh Chicken	51.1%	50.3%	50.7%	53.5%	54.6%	43.9%
Export and Other
Export:
Prepared Foods	1.3%	1.3%	1.2%	1.3%	1.2%	1.7%
Chicken	10.6%	11.0%	10.9%	9.3%	6.9%	7.5%
Total Export	11.9%	12.3%	12.1%	10.6%	8.1%	9.2%
Other Chicken By Products	0.3%	0.3%	0.3%	0.4%	0.3%	0.4%
Total Export and Other	12.2%	12.6%	12.4%	11.0%	8.4%	9.6%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice
Retail
Total Prepared Foods

Fresh Turkey:
Foodservice
Retail
Total Fresh Turkey
Export and Other
Export:
Prepared Foods
Turkey
Total Export
Other Turkey By Products
Total Export and Other
Total U.S. Turkey

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 12/30/2006.

Pilgrim's Pride Corporation Selected Financial Data for Quarters Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	03/29/08		12/29/07	09/29/07	06/30/07	3/31/07	12/30/06 (b)(d)
(In thousands except per share data)
Income Statement Data:
Net sales	$ 2,100,794		$ 2,047,353	$ 2,114,971	$ 2,104,499	$ 1,987,185	$ 1,291,957
Non-recurring recoveries	-		-	-	-	-	-
Asset impairment	12,022
Restructuring and related costs	5,669		-	-	-	-	-
Gross margin	(35,401)		105,103	211,618	234,825	84,049	62,238
Selling, general and administrative expenses	102,559	(j)	104,433	95,747	97,929	94,723	67,140
Operating income (loss)	(143,629)		670	115,871	136,896	(10,674)	(4,902)
Interest expense, net	33,331		29,503	29,497	39,876	37,012	12,411
Loss on early extinguishment of debt	-		-	11,988	-	14,475
Miscellaneous, net	(1,161)		(2,863)	899	(2,869)	(3,668)	(1,011)
Income (loss) before income taxes from continuing operations	(175,799)		(25,970)	73,487	99,889	(58,493)	(16,302)
Income tax expense (benefit)	(64,295)		7,240	36,448	36,647	(19,427)	(6,444)
Income (loss) from continuing operations	(111,504)		(33,210)	37,039	63,242	(39,066)	(9,858)
Extraordinary charge - net of tax	-		-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	(847)		881	(3,851)	(601)	(1,010)	1,122
Gain on sale of discontinued business, net of tax	903		-	-
Net income (loss)	$ (111,448)		$ (32,329)	$ 33,188	$ 62,641	$ (40,076)	$ (8,736)

Per Common Share Data:
Income (loss) from continuing operations	$ (1.68)		$ (0.50)	$ 0.56	$ 0.95	$ (0.59)	$ (0.15)
Extraordinary charge - early repayment of debt	-		-	-	-	-	-
Income(loss) from operation of discontinued business, net of tax	(0.01)		0.01	(0.06)	(0.01)	(0.01)	0.02
Gain on sale of discontinued business, net of tax	0.01		-	-	-	-	-
Net Income (loss)	$ (1.68)		$ (0.49)	$ 0.50	$ 0.94	$ (0.60)	$ (0.13)
Cash dividends	$ 0.023		$ 0.023	$ 0.023	$ 0.023	$ 0.023	$ 0.023
Book value	$ 15.40		$ 17.10	$ 17.61	$ 16.98	$ 16.06	$ 16.68

Balance Sheet Summary:
Working capital	$ 581,404		$ 455,623	$ 394,666	$ 717,527	$ 741,231	$ 642,410
Total assets	$ 3,892,030		$ 3,836,712	$ 3,774,236	$ 4,187,550	$ 4,146,997	$ 4,077,183
Notes payable and current maturities of long-term debt	$ 2,891		$ 89,384	$ 2,872	$ 3,134	$ 8,253	$ 4,746
Long-term debt, less current maturities	$ 1,629,930		$ 1,317,562	$ 1,318,558	$ 1,718,774	$ 1,789,518	$ 713,105
Total debt	$ 1,632,821		$ 1,406,946	$ 1,321,430	$ 1,721,908	$ 1,797,771	$ 717,851
Senior secured debt (included in Total Debt)	$ -		$ -	$ -	$ -	$ -	$ -
Total stockholders' equity	$ 1,024,764		$ 1,138,228	$ 1,172,221	$ 1,130,034	$ 1,068,848	$ 1,110,331

Cash Flow Summary:
Operating cash flow	$ (210,535)		$ (40,536)	$ 411,062	$ 108,638	$ (140,579)	$ 19,185
Depreciation & amortization (c)	$ 60,057		$ 55,544	$ 56,373	$ 57,601	$ 54,576	$ 32,323
Capital expenditures	$ 27,533		$ 42,684	$ 36,163	$ 41,711	$ 55,099	$ 39,350
Business acquisitions	$ -		$ -	$ 6,747	$ -	$ (1,072,263)	$ 34,065
Financing activities, net	$ 225,993		$ 112,873	$ (371,781)	$ (77,548)	$ 1,078,423	$ 7,665

Cashflow Ratios:
EBITDA (c)	$ (83,413)		$ 58,914	$ 151,885	$ 195,647	$ 30,975	$ 28,849
EBITDA (last four qtrs.)	$ 323,036		$ 437,424	$ 407,357	$ 312,679	$ 125,008	$ 90,757

Key Indicators (as a percentage of net sales):
Gross margin	-1.7%		5.1%	10.0%	11.2%	4.2%	4.8%
Selling, general and administrative expenses	5.2%		5.1%	4.5%	4.7%	4.8%	5.2%
Operating income (loss)	-6.8%		0.0%	5.5%	6.5%	-0.5%	-0.4%
Interest expense, net	1.6%		1.4%	1.4%	1.9%	1.9%	1.0%
Net income (loss)	-5.3%		-1.6%	1.6%	3.0%	-2.0%	-0.7%

(a) The quarter ended March 29, 2008, includes $5.7 million of restructuring charges related to the closure of the Siler City complex and six distribution centers.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 12/30/2006.

(c) Includes amortization of capitalized financing costs of approximately	$ 1,058	$ 1,044	$ 3,621	$ 1,118	$ 1,110	$ 705

(d) The quarter ended December 30, 2006 includes the acquisition of Gold Kist which occurred December 27, 2006.

(e) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$ (111,448)	$ (32,329)	$ 33,188	$ 62,641	$ (40,076)	$ (8,736)
Add:
Extraordinary charge-net of tax	-	-	-	-	-	-
Income Tax Expense (benefit)	(64,295)	7,240	36,448	36,647	(19,427)	(6,444)
Interest expense, net	33,331	29,503	29,497	39,876	37,012	12,411
Depreciation and amortization	60,057	55,544	56,373	57,601	54,576	32,323
Minus:
Amortization of capitalized financing costs	1,058	1,044	3,621	1,118	1,110	705
EBITDA	($83,413)	$58,914	$151,885	$195,647	$30,975	$28,849

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(In thousands)		3/29/2008		12/29/2007	9/29/2007	6/30/2007	3/31/2007(c)		12/30/2006
Net Sales to Customers:
Chicken:
United States		$ 1,722,967		$ 1,728,142	$ 1,804,625	$ 1,809,318	$ 1,683,463		$ 1,030,948
Mexico		127,312		120,998	122,875	131,636	111,046		122,909
Sub-total		1,850,279		1,849,140	1,927,500	1,940,954	1,794,509		1,153,857
Turkey
Other Products:
United States		243,907		190,389	179,001	157,793	188,670	.	135,651
Mexico		6,608		7,824	8,470	5,752	4,006		2,449
Sub-total		250,515		198,213	187,471	163,545	192,676		138,100
Total	(d)	$ 2,100,794		$ 2,047,353	$ 2,114,971	$ 2,104,499	$ 1,987,185		$ 1,291,957

Operating Income:
Chicken:
United States		$ (174,253)		$ (19,094)	$ 91,292	$ 116,748	$ (4,147)		$ (11,446)
Mexico		(3,720)		(4,092)	9,965	14,427	(12,605)		1,329
Sub-total		(177,973)		(23,186)	101,257	131,175	(16,752)		(10,117)
Turkey
Other Products
United States		33,464		22,771	13,557	4,873	5,558		4,648
Mexico		880		1,085	1,057	848	520		567
Sub-total		34,344		23,856	14,614	5,721	6,078		5,215
Non-recurring recoveries		-		-	-	-	-		-
Total	(d)	$ (143,629)	(e)	$ 670	$ 115,871	$ 136,896	$ (10,674)		$ (4,902)

Depreciation and Amortization: (a)
Chicken:
United States		$ 54,129		$ 50,203	$ 53,688	$ 53,629	$ 49,046		$ 27,445
Mexico		2,680		2,564	2,709	2,754	2,746		2,806
Sub-total		56,809		52,767	56,397	56,383	51,792		30,251
Turkey
Other Products
United States		3,185		2,715	2,361	1,160	2,729		2,028
Mexico		63		62	59	58	54		44
Sub-total		3,248		2,777	2,420	1,218	2,783		2,072
Total	(d)	$ 60,057		$ 55,544	$ 58,817	$ 57,601	$ 54,575		$ 32,323

Total Assets:(b)
Chicken:
United States		$ 3,350,418		$ 3,294,137	$ 3,247,812	$ 3,619,620	$ 3,623,780		$ 3,546,385
Mexico		375,923		360,680	348,894	381,982	353,765		387,506
Sub-total		3,726,341		3,654,817	3,596,706	4,001,602	3,977,545		3,933,891
Turkey
Other Products
United States		127,023		136,590	104,644	114,194	112,199		99,737
Mexico		3,690		4,161	4,120	3,700	2,269		1,879
Sub-total		130,713		140,751	108,764	117,894	114,468		101,616
Total	(d)	$ 3,857,054		$ 3,795,568	$ 3,705,470	$ 4,119,496	$ 4,092,013		$ 4,035,507

Capital Expenditures:
Chicken:
United States		$ 26,464		$ 41,353	$ 33,406	$ 40,307	$ 53,896		$ 36,198
Mexico		69		710	$ 378	$ 262	$ 372		$ 1,265
Sub-total		26,533		42,063	33,784	40,569	54,268		37,463
Turkey
Other Products
United States		715		608	2,163	1,044	668		1,824
Mexico		285		-	-	-	2		38
Sub-total		1,000		608	2,163	1,044	670		1,862
Total	(d)	$ 27,533		$ 42,671	$ 35,947	$ 41,613	$ 54,938		$ 39,325

(a) Includes amortization of capitalized financing costs of approximately	$ 1,044	$ 1,044	$ 3,621	$ 1,118	$ 1,110	$ 705

(b) The quarter ended December 30, 2006 includes the acquisition of Gold Kist which occurred December 27, 2006.

(c) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(d) Excludes amounts for discontinued business for the following items:
Sales	10,154	45,858	34,145	13,887	6,780	45,175
Operating Income	(1,152)	1,739	(5,507)	(119)	(1,024)	1,996
Depreciation	316	379	408	404	401	374
Total Assets	34,976	41,144	68,766	68,054	54,984	41,576
Capital Expenditures	-	13	216	98	163	25

(e) Includes Asset Impairment and Restructuring charges of $12.0 million and $5.7 million, respectively.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for Quarters Ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	03/29/08	12/29/07	09/29/07	06/30/07	3/31/2007 (a)	12/30/2006 (b)
U.S. Chicken

U.S. Chicken Sales (000's)	$ 1,722,967	$ 1,728,142	$ 1,804,625	$ 1,809,318	$ 1,683,463	$ 1,030,948
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8076	$0.7824	$0.8375	$0.8420	$0.8037	$0.7284
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.9153	$0.8930	$0.9269	$0.9325	$0.8926	$0.8135

U.S. Chicken Net Pounds Produced (000's)	2,133,459	2,208,814	2,154,848	2,148,848	2,094,765	1,415,307
U.S. Chicken Pounds Sold (000's)	1,882,495	1,935,248	1,946,961	1,940,206	1,885,969	1,267,223

U.S. Chicken Operating Income (000's)	(174,253)	(19,094)	91,292	116,748	(4,147)	(11,446)
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-10.11%	-1.10%	5.06%	6.45%	-0.25%	-1.11%

Turkey

U.S. Turkey Sales (000's)
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold

U.S. Turkey Operating Income (000's)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales

U.S. Turkey Net Pounds Produced (000's)
U.S. Turkey Pounds Sold (000's)

U.S. Other

U.S. Other Sales	243,907	190,389	179,001	157,793	188,670	135,651

U.S. Other Operating Income (c)	33,464	22,771	13,557	4,873	5,558	4,648
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	13.72%	11.96%	7.57%	3.09%	2.95%	3.43%

U.S. Summary

U.S. Sales (000's)	1,966,874	1,918,531	1,983,626	1,967,111	1,872,133	1,166,599
U.S. Cost of Sales (000's)	2,006,219	1,816,647	1,788,079	1,754,585	1,783,631	1,114,570
U.S. Gross Margin (000's)	(39,345)	101,884	195,547	212,526	88,502	52,029
U.S. Gross Margin as a percent of U.S. Sales	-2.00%	5.31%	9.86%	10.80%	4.73%	4.46%

U.S. Selling, General and Administrative Expenses (000's)	101,444	98,207	90,698	90,905	87,091	58,827
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.16%	5.12%	4.57%	4.62%	4.65%	5.04%

Restructuring and Related Charges - Turkey	-	-	-	-	-	-
Insurance Proceeds - Turkey	-	-	-	-	-	-
Vitamin Settlements (000's)	-	-	-	-	-	-

U.S. Operating Income (000's)	(140,789)	3,677	104,849	121,621	1,411	(6,798)
U.S. Operating Income as a percent of U.S. Sales	-7.16%	0.19%	5.29%	6.18%	0.08%	-0.58%

Mexico Chicken

Mexico Chicken Sales (000's)	127,312	120,998	122,875	131,636	111,046	122,909
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7443	$0.6770	$0.7447	$0.7749	$0.6757	$0.7014
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.7443	$0.6770	$0.7447	$0.7749	$0.6619	$0.6675

Mexico Net Pounds Produced (000's)	171,057	178,732	165,006	169,868	164,337	175,234
Mexico Net Pounds Sold (000's)	171,057	178,733	165,006	169,867	167,781	184,122

Mexico Other

Mexico Other Sales (000's)	6,608	7,824	8,470	5,752	4,006	2,449

Mexico Summary

Mexico Sales (000's)	133,920	128,822	131,345	137,388	115,052	125,358
Mexico Cost of Sales (000's)	129,976	125,603	115,274	115,089	119,505	115,149
Mexico Gross Margin (000's)	3,944	3,219	16,071	22,299	(4,453)	10,209
Mexico Gross Margin as a percent of Mexico Sales	2.9%	2.5%	12.2%	16.2%	-3.9%	8.1%

Mexico Selling, General and Administrative Expenses (000's)	6,784	6,226	5,049	7,024	7,632	8,313
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	5.1%	4.8%	3.8%	5.1%	6.6%	6.6%

Mexico Operating Income (000's)	(2,840)	(3,007)	11,022	15,275	(12,085)	1,896
Mexico Operating Income as a percent of Mexico Sales	-2.1%	-2.3%	8.4%	11.1%	-10.5%	1.5%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,850,279	1,849,140	1,927,500	1,940,954	1,794,509	1,153,857
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8029	$0.7745	$0.8309	$0.8371	$0.7943	$0.7254
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.9010	$0.8747	$0.9127	$0.9199	$0.8738	$0.7950

Chicken Net Pounds Produced from all Divisions (000's)	2,304,516	2,387,546	2,319,854	2,318,716	2,259,102	1,590,541
Chicken Pounds Sold from all Divisions (000's)	2,053,552	2,113,981	2,111,967	2,110,073	2,053,750	1,451,345

Turkey Operations:
U.S. Turkey Sales (000's)
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold

U.S. Turkey Net Pounds Produced (000's)
U.S. Turkey Pounds Sold (000's)

Other Operations:
Other Sales (000's)	250,515	198,213	187,471	163,545	192,676	138,100

Totals All Operations:
Total Net Sales (000's)	2,100,794	2,047,353	2,114,971	2,104,499	1,987,185	1,291,957
Total Cost of Sales (000's)	2,136,195	1,942,250	1,903,353	1,869,674	1,903,136	1,229,719
Gross Margin from all operations (000's)	(35,401)	105,103	211,618	234,825	84,049	62,238
Gross Margin from all operations as a percent of Total Net Sales	-1.69%	5.13%	10.01%	11.16%	4.23%	4.82%

Total Selling, General and Administrative Expenses (000's)	108,228	104,433	95,747	97,929	94,723	67,140
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.15%	5.10%	4.53%	4.65%	4.77%	5.20%

Restructuring and Related Charges - Turkey	-	-	-	-	-	-
Insurance Proceeds - Turkey	-	-	-	-	-	-

Operating Income from all operations (000's)	(143,629)	670	115,871	136,896	(10,674)	(4,902)
Operating Income from all operations as a percent of Total Net Sales	-6.84%	0.03%	5.48%	6.50%	-0.54%	-0.38%

Avian Influenza Reimbursement (000's)	-	-	-	-	-	-
Vitamin Settlements (000's)	-	-	-	-	-	-
Total Adjustments (000'S)	-	-	-	-	-	-

Consolidated Adjusted Operating Income (000's)	(143,629)	670	115,871	136,896	(10,674)	(4,902)
Consolidated Adjusted Operating Income as a percent of Total Net Sales	-6.84%	0.03%	5.48%	6.50%	-0.54%	-0.38%

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 12/30/2006.

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis (a)
for quarters ended:
Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
12/30/06 (a)(b)
U.S. Chicken

U.S. Chicken Sales (000's)	$ 1,545,876
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7003
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7964

U.S. Chicken Net Pounds Produced (000's)	2,207,351
U.S. Chicken Pounds Sold (000's)	1,941,101

U.S. Chicken Operating Income (000's) (g)	(44,614)
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-2.89%

Turkey

U.S. Turkey Sales (000's)
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold

U.S. Turkey Operating Income (000's)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales

U.S. Turkey Net Pounds Produced (000's)
U.S. Turkey Pounds Sold (000's)

U.S. Other

U.S. Other Sales	147,965

U.S. Other Operating Income (g)	5,279
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	3.57%

U.S. Summary

U.S. Sales (000's)	1,693,841
U.S. Cost of Sales (000's)	1,641,786
U.S. Gross Margin (000's)	52,055
U.S. Gross Margin as a percent of U.S. Sales	3.07%

U.S. Selling, General and Administrative Expenses (000's)	89,404
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.28%

Restructuring and Related Charges - Turkey	-

U.S. Operating Income (000's)	(37,349)
U.S. Operating Income as a percent of U.S. Sales	-2.20%

Mexico Chicken

Mexico Chicken Sales (000's)	122,909
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7014
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6675

Mexico Net Pounds Produced (000's)	175,234
Mexico Net Pounds Sold (000's)	184,122

Mexico Other

Mexico Other Sales (000's)	2,449

Mexico Summary

Mexico Sales (000's)	125,358
Mexico Cost of Sales (000's)	115,149
Mexico Gross Margin (000's)	10,209
Mexico Gross Margin as a percent of Mexico Sales	8.1%

Mexico Selling, General and Administrative Expenses (000's)	8,313
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%

Mexico Operating Income (000's)	1,896
Mexico Operating Income as a percent of Mexico Sales	1.5%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,668,785
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7004
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7852

Chicken Net Pounds Produced from all Divisions (000's)	2,382,585
Chicken Pounds Sold from all Divisions (000's)	2,125,223

Turkey Operations:
U.S. Turkey Sales (000's)
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold

U.S. Turkey Net Pounds Produced (000's)
U.S. Turkey Pounds Sold (000's)

Other Operations:
Other Sales (000's)	150,414

Totals All Operations:
Total Net Sales (000's)	1,819,199
Total Cost of Sales (000's)	1,756,935
Gross Margin from all operations (000's)	62,264
Gross Margin from all operations as a percent of Total Net Sales	3.42%

Total Selling, General and Administrative Expenses (000's)	97,717
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.37%

Restructuring and Related Charges - Turkey	-

Operating Income from all operations (000's)	(35,453)
Operating Income from all operations as a percent of Total Net Sales	-1.95%

(a) The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Results related to discontinued business have been excluded from this analysis since the quarter ended 12/30/2006.